Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2017. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	Canada
310 Canyon Medical, LLC	CA
5995 Minnetonka, LLC	DE
ABCO India Private Limited	India
ABCO International Holdings, LLC	DE
ACN Group IPA of New York, Inc.	NY
ACN Group of California, Inc.	CA	OptumHealth Physical Health of California
Advanced Surgical Hospital, LLC	PA
Advocate Condell Ambulatory Surgery Center, LLC	IL
Advocate Sherman Ambulatory Surgery Center, LLC	IL
Advocate-SCA Holdings, LLC	DE
Advocate-SCA Partners, LLC	DE
AHN Accountable Care Organization, LLC	IN
AHN Central Services, LLC	IN
AHN Target Holdings, LLC	DE
Alaska Surgery Center, Inc.	AK
All Savers Insurance Company	IN
All Savers Life Insurance Company of California	CA
Alliance Surgical Center, LLC	FL
Ambient Healthcare, Inc.	FL
Ambient Holdings, Inc.	DE
American Health Network of Indiana Care Organization, LLC	IN
American Health Network of Indiana II, LLC	IN	American Health Network of Indiana American Health Network of Indiana, Inc. Healthcare Network
American Health Network of Indiana, LLC	IN	EXPRESS CARE
American Health Network of Ohio Care Organization, LLC	OH
American Health Network of Ohio II, LLC	OH
American Health Network of Ohio, LLC	OH
AmeriChoice Corporation	DE
AmeriChoice Health Services, Inc.	DE
AmeriChoice of New Jersey, Inc.	NJ
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
Amil Clinical Research Participações Ltda.	Brazil
AMIL International	Luxembourg
Antelope Valley Surgery Center, L.P.	CA
AppleCare Medical Management, LLC	DE
Aquitania Chilean Holding SpA	Chile

Aquitania Holding SpA	Chile
Arise Healthcare System, LLC	DE
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare Arizona Physicians IPA UnitedHealthcare Community Plan
ASC Connecticut Holdings, LLC	DE
ASC Holdings of New Jersey, LLC	NJ
ASC Network, LLC	DE
ASI Global, LLC	TX
AssuranceRx, LLC	AL
Athens ASC Holdings, LLC	GA
Audax Health Solutions, LLC	DE
Aveta Arizona, Inc.	AZ
Aveta Health Solutions Inc.	DE
Aveta Inc.	DE
Aveta Kansas City, Inc.	KS
Aveta Tennessee, Inc	DE
AxelaCare Intermediate Holdings, LLC	DE
AxelaCare, LLC	DE
B.R.A.S.S. Partnership in Commendam	LA
Bakersfield Physicians Plaza Surgical Center, L.P.	TN
Bakersfield-SC, LLC	DE
Beach Surgical Holdings III, LLC	CA
Behavioral Healthcare Options, Inc.	NV
Birmingham Outpatient Surgical Center, LLC	DE
Blackstone Valley Surgicare Acquisition, L.P.	RI
Blackstone Valley Surgicare GP, LLC	RI
Blue Ridge GP, LLC	NC
Bordeaux (Barbados) Holdings I, SRL	Barbados
Bordeaux (Barbados) Holdings II, SRL	Barbados
Bordeaux (Barbados) Holdings III, SRL	Barbados
Bordeaux Holding SpA	Chile
Bordeaux International Holdings, Inc.	DE
Bordeaux UK Holdings I Limited	UK
Bordeaux UK Holdings II Limited	UK
Bordeaux UK Holdings III Limited	UK
Bosque Medical Center Ltda.	Brazil
Brevard Specialty Surgery Center, LLC	FL
BriovaRx Infusion Services 100, Inc.	NY	Advanced Care of New Jersey Inc.
BriovaRx Infusion Services 101, Inc.	NY
BriovaRx Infusion Services 102, LLC	DE
BriovaRx Infusion Services 103, LLC	DE	AxelaCare Equinox Healthcare
BriovaRx Infusion Services 200, Inc.	SC
BriovaRx Infusion Services 201, Inc.	FL
BriovaRx Infusion Services 202, Inc.	FL
BriovaRx Infusion Services 203, Inc.	FL
BriovaRx Infusion Services 204, Inc.	FL

BriovaRx Infusion Services 205, Inc.	FL
BriovaRx Infusion Services 206, Inc.	AL
BriovaRx Infusion Services 207, Inc.	AL
BriovaRx Infusion Services 208, Inc.	NC	AxelaCare
BriovaRx Infusion Services 209, Inc.	GA	AxelaCare
BriovaRx Infusion Services 301, LP	OK	AxelaCare
BriovaRx Infusion Services 302, LLC	NE	AxelaCare
BriovaRx Infusion Services 305, LLC	DE
BriovaRx Infusion Services 308, LLC	AZ	AxelaCare
BriovaRx Infusion Services 401, LLC	CA
BriovaRx Infusion Services 402, LLC	CA
BriovaRx Infusion Services 403, LLC	CA
BriovaRx Infusion Services 404, LLC	OR
BriovaRx Infusion Services, Inc.	DE
BriovaRx of California, Inc.	CA	BriovaRx MRP BriovaRx of Los Angeles Mission Road Pharmacy MRP
BriovaRx of Florida, Inc.	DE	BriovaRx of Florida
BriovaRx of Georgia, LLC	AL
BriovaRx of Indiana, LLC	IN	BriovaRx
BriovaRx of Louisiana, L.L.C.	LA
BriovaRx of Maine, Inc.	ME	BriovaRx
BriovaRx of Massachusetts, LLC	MA	BriovaRx
BriovaRx of Nevada, LLC	NV	BriovaRx BriovaRx of Nevada
BriovaRx of New York, Inc.	NY	BriovaRx of New York
BriovaRx of Texas, Inc.	TX	BriovaRx of Texas Catamaran Home Delivery
BriovaRx, LLC	AL	BriovaRx
California MedTrans Network IPA LLC	CA
California MedTrans Network MSO LLC	CA
Camp Hill-SCA Centers, LLC	DE
Cardio Management, Inc.	DE
Care Improvement Plus Group Management, LLC	MD
Care Improvement Plus of Texas Insurance Company	TX	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	AR
Care Improvement Plus Wisconsin Insurance Company	WI
Casa de Saúde Santa Therezinha S.A.	Brazil
Catalyst360, LLC	DE
Catamaran Health Solutions, LLC	DE
Catamaran Holdings I, LLC	DE
Catamaran IPA III, Inc.	NY
Catamaran of Pennsylvania, LLC	DE	FutureScripts Secure
Catamaran PBM of Puerto Rico, LLC	NV
Catamaran PD of Pennsylvania, LLC	PA
Catamaran S.á.r.l.	Luxembourg

Catamaran Senior Services, LLC	AL	SeniorScript
Cedar Park Surgery Center, LLC	TX
Cemed Care - Empresa de Atendimento Clínico Geral Ltda.	Brazil
Central Indiana Care Organization, LLC	IN
Central Ohio Care Organization, LLC	OH
CentrifyHealth, LLC	DE
CentriHealth Corporation	Ontario
CentriHealth UK Limited	UK
Centro Médico PJ Ltda.	Brazil
Channel Islands Surgicenter Properties, LLC	CA
Charlotte-SC, LLC	DE
Childrens Surgery Center, LLC	FL
ChinaGate (Hong Kong) Limited	Hong Kong	OptumInsight
Citrus Regional Surgery Center, L.P.	TN
Clínica Médico Cirúrgica de Santa Tecla, S.A.	Portugal
Clinica Oftalmologica Danilo de Castro Sociedade Simples	Brazil
CLISA – Clínica de Santo António, S.A.	Portugal
CMO – Centro Médico de Oftalmologia S/S Ltda.	Brazil
CMS – Central de Manipulação e Serviços Farmacêuticos S.A.	Brazil
CNIC Health Solutions, Inc.	CO	Rocky Mountain Health Administrators, Inc. Specialty Claims Solutions
Coachella Valley Physicians of PrimeCare, Inc.	CA
Coalition for Advanced Pharmacy Services, Inc.	DE
COI – Clínicas Oncológicas Integradas S.A.	Brazil
COI Participações S.A.	Brazil
Collaborative Care Holdings, LLC	DE
Collaborative Care Services, Inc.	DE
Collaborative Care Solutions, LLC	DE	NextDoor Health
Collaborative Realty, LLC	NY
Colorado Springs Surgery Center, Ltd.	CO
Comfort Care Transportation, LLC	TX
Connecticut Surgery Center, Limited Partnership	CT
Connecticut Surgery Properties, LLC	DE
Connecticut Surgical Center, LLC	DE
Consumer Wellness Solutions, Inc.	DE
Cypress Care, Inc.	DE	Optum Workers Compensation Services of Georgia
Day-Op Surgery Consulting Company, LLC	DE
DBP Services of New York IPA, Inc.	NY
Dental Benefit Providers of California, Inc.	CA	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL
Dental Benefit Providers, Inc.	DE	DBP Services DBP Services Inc.
Diagnostic and Interventional Surgical Center, LLC	CA
Dilab Medicina Nuclear Ltda.	Brazil

DISC Surgery Center at Newport Beach, LLC	CA
Distance Learning Network, Inc.	DE	i3CME OptumHealth Education
Dublin Surgery Center, LLC	OH
Duncan Printing Services, LLC	SC
DWIC of Tampa Bay, Inc.	FL
Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Brandon
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Deland, N Woodland Blvd
MedExpress Urgent Care - Estero, S Tamiami Trl
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Golden Gate, Collier Blvd.
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Jacksonville, Atlantic Blvd.
MedExpress Urgent Care - Jacksonville, Merrill Rd
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Palm Beach Gardens
MedExpress Urgent Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Seffner
MedExpress Urgent Care - West Tampa

E Street Endoscopy, LLC	FL
East Brunswick Surgery Center, LLC	NJ
eCode Solutions, LLC	DE
Electronic Network Systems, Inc.	DE
ELG FZE	Dubai
Elual Participações S.A.	Brazil
Empire Physician Management Company, LLC	CA
Endoscopy Center Affiliates, Inc.	DE
EP Campus I, LLC	DE
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil
Evercare Collaborative Solutions, Inc.	DE
Excellion Serviços Biomédicos Ltda.	Brazil
Executive Health Resources, Inc.	PA
Executive Surgery Center, LLC	TX
Family Health Care Services	NV
Family Home Hospice, Inc.	NV	Family Home Hospice and Palliative Care
First Rx Specialty and Mail Services, LLC	DE

Florence Surgery Center, L.P.	AL
Florida MedTrans Network LLC	FL
Florida MedTrans Network MSO LLC	FL
FMG Holdings, LLC	DE
For Health of Arizona, Inc.	AZ	Care Level Management of Arizona Medical Services Geriatrix of Arizona INSPIRIS of Arizona
For Health, Inc.	DE
Fortify Technologies Asia, LLC	Philippines
Fortify Technologies, LLC	MN
Franklin Surgical Center, LLC	NJ
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX (RMS), Inc.	DE
FrontierMEDEX Government Services, LLC	DE
FrontierMEDEX Kenya Limited	Kenya
FrontierMEDEX US, Inc.	DE
FrontierMEDEX, Inc.	MN	UnitedHealthcare Global
Gadsden Surgery Center, LLC	DE
Gadsden Surgery Center, Ltd.	AL
Gainesville Surgery Center, L.P.	TN
gethealthinsurance.com Agency Inc.	IN	UnitedOne Insurance Agency
Gladiolus Surgery Center, L.L.C.	FL
Glenwood-SC, Inc.	TN
Golden Outlook, Inc.	CA	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	DE
Golden Rule Insurance Company	IN	UnitedHealthOne
Golden Triangle Surgicenter, L.P.	CA
Granite Peak Technologies, LLC	DE
Grove Place Surgery Center, L.L.C.	FL
H&W Indemnity (SPC), Ltd.	Cayman
H.I. Investments Holding Company, LLC	DE
Harken Health Insurance Company	WI
Hartford Surgery Center, LLC	CT
Health Business Systems, Inc.	PA
Health Inventures Employment Solutions, LLC	DE
Health Inventures, LLC	DE
Health Net Services (Bermuda) Ltd.	Bermuda
Health Plan of Nevada, Inc.	NV
HealthAllies, Inc.	DE	OptumHealth Allies
Healthcare Solutions, Inc.	DE	Optum Healthcare Solutions of Georgia
HealthFirst IPA, Inc.	CO
Highlands Ranch Healthcare, LLC	CO
Hospice Inspiris Holdings, Inc.	TN
Hospitais Associados de Pernambuco Ltda.	Brazil
Hospital Alvorada de Taguatinga Ltda.	Brazil
Hospital Ana Costa S.A.	Brazil

Hospital de Clínicas de Jacarepaguá Ltda.	Brazil
Hospital Samaritano de São Paulo Ltda.	Brazil
Hospital Santa Helena S.A.	Brazil
Humedica, Inc.	DE
Hygeia Corporation	DE
Hygeia Corporation	Canada
Imed Star – Serviços de Desempenho Organizacional Ltda.	Brazil
Impel Consulting Experts, L.L.C.	TX
Impel Management Services, L.L.C.	TX	Impel Consulting Experts
Indian River Surgery Center, Ltd.	FL
Indian River Surgery Properties, LLC.	FL
Indiana Care Organization, LLC	IN
Ingram & Associates, LLC	TN	Ingram & Associates, LLC (Tennessee) Ingram & Associates,(Tennessee) LLC Ingram BPO Services, LLC
Inland Surgery Center, L.P.	CA
inPharmative, Inc.	NV
INSPIRIS of New York IPA, Inc.	NY	Care Level Management of New York INSPIRIS of New York IPA OptumCare Network IPA
INSPIRIS of New York Management, Inc.	NY	INSPIRIS of New York Management
INSPIRIS of Texas Physician Group	TX	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris Services Company	TN	Care Level Management of Florida Inspiris of Florida
Inspiris, Inc.	DE
IRX Financing I LLC	DE
Lifeprint Accountable Care Organization, LLC	DE	Optum Accountable Care, Arizona
Lifeprint East, Inc.	DE	OptumCare Network of Connecticut
LifePrint Health, Inc.	DE	Optum Medical Network OptumCare Medical Network Optumcare Network of Indiana
Logistics Health, Inc.	WI
Lotten-Eyes Oftalmologia Clinica e Cirurgica Ltda.	Brazil
Louisville S.C., Ltd.	KY
Louisville-SC Properties, Inc.	KY
Loyola Ambulatory Surgery Center at Oakbrook, Inc.	IL
Lusíadas - Parcerias Cascais, S.A.	Portugal
Lusíadas A.C.E.	Portugal
Lusíadas, S.A.	Portugal
Lusíadas, SGPS, S.A.	Portugal
MAMSI Insurance Resources, LLC	MD
MAMSI Life and Health Insurance Company	MD
Managed Physical Network, Inc.	NY
March Holdings, Inc.	CA
March Vision Care, Inc.	CA
Marin Surgery Holdings, Inc.	DE
Maryland Ambulatory Centers	MD

Maryland-SCA Centers, LLC	DE
McKenzie Surgery Center, L.P.	TN
MD Ops, Inc.	CA	CHIEF Community Health Information Exchange Foundation
MD-Individual Practice Association, Inc.	MD	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED
Medalliance Net Ltda.	Brazil
MEDEX Insurance Services, Inc.	MD	MEDEX Insurance Agency MGG Insurance Services
MedExpress Development, LLC	FL
MedExpress Urgent Care Alabama, LLC	AL
MedExpress Urgent Care Maine, Inc.	ME
MedExpress Urgent Care New Hampshire, Inc.	NH
MedExpress Urgent Care of Boynton Beach, LLC	FL	MedExpress Urgent Care - Boca Raton MedExpress Urgent Care - Coral Springs MedExpress Urgent Care - Palm Beach Gardens MedExpress Urgent Care - Royal Palm Beach
MedExpress Urgent Care, Inc. - Ohio	OH
Medica Health Plans of Florida, Inc.	FL	EZ Care
Medica HealthCare Plans, Inc.	FL
Medical Clinic of North Texas PLLC	TX	USMD Physician Services
Medical Surgical Centers of America, Inc.	DE
Medical Transportation Services, LLC	FL	MTS
MedSynergies, LLC	DE
Melbourne Surgery Center, LLC	GA
Memphis-SC, LLC	TN
Memphis-SP, LLC	TN
Metro I Stone Management, Ltd.	TX
Metropolitan Medical Partners, LLC	MD
Metropolitan Medical Transportation IPA, LLC	NY
MHC Real Estate Holdings, LLC	CA
Mississippi Surgery Holdings, LLC	DE
Mississippi Surgical Center Limited Partnership	MS
Modern Medical, Inc.	OH	MMI of Ohio, Inc. Modern Medical of Ohio, Inc. Optum Workers Compensation Medical Services Optum Workers Compensation Services
Monarch Management Services, Inc.	DE
MSLA Management LLC	DE
Mt. Pleasant Surgery Center, L.P.	TN
Multiangio Ltda.	Brazil
Muskogee Surgical Investors, LLC	DE
Mustang Razorback Holdings, Inc.	DE
My Wellness Solutions, LLC	DE
NAMM Holdings, Inc.	DE
Nashville-SCA Surgery Centers, Inc.	TN

National MedTrans, LLC	NY
National Pacific Dental, Inc.	TX
National Surgery Centers, LLC	DE
National Surgery Centers-Santa Monica, LLC	DE
Neighborhood Health Partnership, Inc.	FL	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN
Nevada Pacific Dental	NV
New West Physicians, Inc.	CO
Newton Holdings, LLC	DE
North American Medical Management - Illinois, Inc.	IL
North American Medical Management California, Inc.	TN
Northern Nevada Health Network, Inc.	NV
Northern Rockies Surgery Center, L.P.	TN
Northern Rockies Surgicenter, Inc.	MT
Northwest Surgicare, LLC	DE
Northwest Surgicare, Ltd.	IL
NSC Fayetteville, LLC	DE
NSC Greensboro, LLC	DE
NSC Lancaster, LLC	DE
NSC Seattle, Inc.	WA
NSC Upland, LLC	DE
NYSCA, LLC	NY
OneNet PPO, LLC	MD
Optimum Choice, Inc.	MD	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED
Optum Bank, Inc.	UT	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	IL	Wellness, Inc. Wellness, Inc., which will do business in California as Illinois Wellness, Inc.
Optum Clinics Holdings, Inc.	DE
Optum Clinics Intermediate Holdings, Inc.	DE
Optum Digital Health Holdings, LLC	DE
Optum Finance (Ireland) Unlimited Company	Ireland
Optum Global Solutions (India) Private Limited	India
Optum Global Solutions (Philippines), Inc.	Philippines
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	DE	Integris Integris Inc.
Optum Health & Technology (Australia) Pty Ltd	Australia	PPC Worldwide Holdings Pty ltd
Optum Health & Technology (India) Private Limited	India
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (UK) Limited	UK
Optum Health & Technology (US), LLC	MO

Optum Health & Technology Holdings (US), Inc.	MO
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health and Technology FZ-LLC	UAE
Optum Health Services (Canada) Ltd.	Canada	Interlock Employee and Family Assistance
Optum Health Solutions (Australia) Pty Ltd	Australia
Optum Health Solutions (UK) Limited	UK
Optum Healthcare of Illinois, Inc.	GA
Optum Hospice Pharmacy Services, LLC	DE	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Insurance of Ohio, Inc.	OH
Optum Labs Dimensions, Inc.	DE
Optum Labs International (UK) Limited	UK
Optum Labs, Inc.	DE
Optum Life Sciences (Canada) Inc.	Canada
Optum Management Consulting (Shanghai) Co., Ltd.	China
Optum Nevada Accountable Care Organization LLC	DE
Optum of New York, Inc.	NY
Optum Operations (Ireland) Limited	Ireland
Optum Palliative and Hospice Care of Pennsylvania, Inc.	TN	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care of Texas, Inc.	TN	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care, Inc.	DE
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Atlanta
Evercare Palliative Services of Cincinnati
Evercare Palliative Services of Cleveland
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Eugene
Evercare Palliative Services of Houston
Evercare Palliative Services of Phoenix
Evercare Palliative Services of Portland
Evercare Palliative Services of Salem
Evercare Palliative Services of Tucson
Evercare Palliative Services of Vienna
Hospice Care Suites

Optum Public Sector Solutions, Inc.	DE	Ingenix Public Sector Solutions Ingenix Public Sector Solutions, Inc.
Optum Rocket, Inc.	DE
Optum Services (Ireland) Limited	Ireland
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	DE
Optum Solutions do Brasil – Tecnologia e Serviços de Suporte Ltda.	Brazil
Optum Solutions UK Holdings Limited	UK
Optum Technology, Inc.	DE

Optum UK Solutions Group Limited	UK
Optum Women's and Children's Health, LLC	DE
Optum, Inc.	DE
Optum360 Services, Inc.	DE
Optum360 Solutions, LLC	DE
Optum360, LLC	DE
OptumHealth Care Solutions, LLC	DE
OptumHealth Financial Services, Inc.	DE
OptumHealth Holdings, LLC	DE
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	DE
OptumInsight Life Sciences, Inc.	DE	Innovus QualityMetric QualityMetric Incorporated
OptumInsight, Inc.	DE	Ingenix Ingenix, Inc. Optum
OptumRx Administrative Services, LLC	TX
OptumRx Discount Card Services, LLC	DE
OptumRx Group Holdings, Inc.	DE
OptumRx Holdings, LLC	DE
OptumRx Home Delivery of Illinois, LLC	IL	OptumRx of Illinois
OptumRx Home Delivery of Ohio, LLC	OH	OptumRx at Nationwide OptumRx of Ohio
OptumRx NY IPA, Inc.	NY
OptumRx PBM of Illinois, Inc.	DE
OptumRx PBM of Maryland, LLC	NV
OptumRx PBM of Pennsylvania, LLC	PA	FutureScripts
OptumRx PBM of Wisconsin, LLC	WI	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Maryland, Inc.	NV	OptumRx PD Administrator
OptumRx Pharmacy of Nevada, Inc.	NV	Culinary Culinary Pharmacy
OptumRx Pharmacy, Inc.	DE
OptumRx, Inc.	CA	hi HealthInnovations OptumRx OptumRx Pharmacy at Rockwell Collins Prescription Solutions Prescription Solutions by OptumRx
Orlando Center for Outpatient Surgery, L.P.	GA
OrthoNet Holdings, Inc.	DE
OrthoNet LLC	NY	OrthoNet of New York
OrthoNet New York IPA, Inc.	NY
OrthoNet of the Mid-Atlantic, Inc.	DE
OrthoNet of the South, Inc.	DE
OrthoNet Services, Inc.	DE
OrthoNet West, Inc.	DE
Outpatient Surgery Center of Hilton Head, LLC	SC
Ovations, Inc.	DE
Oxford Benefit Management, Inc.	CT

Oxford Health Insurance, Inc.	NY
Oxford Health Plans (CT), Inc.	CT
Oxford Health Plans (NJ), Inc.	NJ
Oxford Health Plans (NY), Inc.	NY
Oxford Health Plans LLC	DE	Oxford Agency - Oxford Health Plans Inc.
P2 Lower Acquisition, LLC	DE
P2P Link, LLC	DE
PacifiCare Life and Health Insurance Company	IN	UnitedHealthOne
PacifiCare Life Assurance Company	CO
PacifiCare of Arizona, Inc.	AZ	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare
Paoli Ambulatory Surgery Center	PA
Parkway Surgery Center, LLC	DE
Pasteur Plaza Surgery Center GP, Inc.	DE
Pasteur Plaza Surgery Center, L.P.	CA
Payment Resolution Services, LLC	TN	AIM Healthcare Services AIM Healthcare Services, LLC AIM Services Healthcare Data Solutions Overpayment Recovery Services
PCCCV, Inc.	CA
PCN DE Corp.	DE
Pharmaceutical Care Network	CA
PHC Subsidiary Holdings, LLC	TX
Physician Alliance of the Rockies, LLC	CO
Physician Care Partners, Inc.	IL
Physicians Health Choice of Texas, LLC	TX	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	MD
Physicians Plaza Holdings, LLC	DE
Plano de Saúde Ana Costa Ltda.	Brazil
Plus One Health Management Puerto Rico, Inc.	PR
Plus One Holdings, Inc.	DE
PMI Acquisition, LLC	DE
PMSI Holdings, LLC	DE
PMSI Settlement Solutions, LLC	FL	Helios Optum Settlement Solutions
PMSI, LLC	FL	Helios Helioscomp Helioscomp, LLC Optum Workers Compensation Services of Florida
Polar II Fundo de Investimento em Participações Multiestrategia	Brazil
Polo Holdco, LLC	DE
POMCO Network, Inc.	NY
POMCO of Florida Ltd., Inc.	FL
POMCO West, Inc.	DE

POMCO, Inc.	NY	EM Risk Management Pomco Pomco Group Benefit Administrators
Pomcoplus, LLC	NY	AllMed Audit Services Recovery Resource Specialist
Pomerado Outpatient Surgical Center, Inc.	CA
Pomerado Outpatient Surgical Center, L.P.	CA
Preferred Care Partners Holding, Corp.	FL	UnitedHealthcare
Preferred Care Partners Medical Group, Inc.	FL
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester

Preferred Care Partners, Inc.	FL	CareFlorida Preferred Care Partners
Premier Choice ACO, Inc.	CA
Prime Health, Inc.	NV	Med One Works
PrimeCare Medical Network, Inc.	CA
PrimeCare of Citrus Valley, Inc.	CA
PrimeCare of Corona, Inc.	CA
PrimeCare of Hemet Valley, Inc.	CA
PrimeCare of Inland Valley, Inc.	CA
PrimeCare of Moreno Valley, Inc.	CA
PrimeCare of Redlands, Inc.	CA
PrimeCare of Riverside, Inc.	CA
PrimeCare of San Bernardino, Inc.	CA
PrimeCare of Sun City, Inc.	CA
PrimeCare of Temecula, Inc.	CA
Procura Management, Inc.	DE	Optum Managed Care Services
Progressive Enterprises Holdings, Inc.	DE
Progressive Medical, LLC	OH	Automed Solutions Helios Optum Workers Compensation Services of Ohio PMI Medical Solutions, LLC PMI Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
ProHEALTH Fitness of Lake Success, LLC	NY
ProHEALTH Medical Management, LLC	DE
ProHealth Physicians ACO, LLC	CT
ProHealth Physicians, Inc.	CT
ProHealth Proton Center Management, LLC	DE
Pronounced Health Solutions, Inc.	DE
Pueblo-SCA Surgery Center, LLC	DE

Quality Software Services, Inc.	MD	Optum Optum, Inc. Q.S.S., Inc. QSSI
Rally Health, Inc.	DE
Redlands Ambulatory Surgery Center	CA
Redlands-SCA Surgery Centers, Inc.	CA
Riverside Medical Management, LLC	DE
Rocky Mountain Health Maintenance Organization, Incorporated	CO	Rocky Mountain Health Plans Rocky Mountain HMO
Rocky Mountain Health Management Corporation	CO	Rocky Mountain Health Advantage Rocky Mountain HMC Western Health Plans, Inc.
Rocky Mountain HealthCare Options, Inc.	CO	HealthCare Options, Inc. Rocky Mountain HCO
Salem Surgery Center, LLC	OR
Salveo Specialty Pharmacy, Inc.	DE
Santa Helena Assistência Médica S.A.	Brazil
Santos Administração e Participações S.A.	Brazil
Savvysherpa Administrative Services, LLC	MN
Savvysherpa Asia, Inc.	Philippines
Savvysherpa, LLC	DE
Sawbill Holdings, LLC	DE
SC Affiliates, LLC	DE
SCA Athens, LLC	DE
SCA Austin Holdings, LLC	DE
SCA Austin Medical Center Holdings, LLC	DE
SCA BOSC Holdings, LLC	DE
SCA California Surgical Holdings, LLC	DE
SCA Capital, LLC	DE
SCA Cedar Park Holdings, LLC	DE
SCA Danbury Surgical Center, LLC	DE
SCA Development, LLC	DE
SCA eCode Solutions Private Limited	India
SCA EHSC Holdings, LLC	DE
SCA EWASC Holdings, LLC	DE
SCA Hays Holdings, LLC	DE
SCA HoldCo, Inc.	DE
SCA Holding Company, Inc.	DE
SCA Idaho Holdings, LLC	DE
SCA IEC Holdings, LLC	DE
SCA Indiana Holdings, LLC	DE
SCA Nashville Surgery Center, L.L.C.	TN
SCA of Clarksville, Inc.	TN
SCA Pacific Holdings, Inc.	CA
SCA Pennsylvania Holdings, LLC	DE
SCA Premier Surgery Center of Louisville, LLC	DE
SCA ROCS Holdings, LLC	DE
SCA Southwestern PA, LLC	DE

SCA Specialists of Florida, LLC	DE
SCA SSC Holdings, LLC	DE
SCA SSSC Holdings, LLC	DE
SCA Stonegate Holdings, LLC	DE
SCA Surgery Center of Cullman, LLC	DE
SCA Surgery Centers, LLC	DE
SCA Surgery Holdings, LLC	DE
SCA Surgicare of Laguna Hills, LLC	DE
SCA Teammate Support Network	AL
SCA-Alliance, LLC	DE
SCA-Blue Ridge, LLC	DE
SCA-Central Florida, LLC	FL
SCA-Charleston, LLC	DE
SCA-Chevy Chase, LLC	DE
SCA-Citrus, Inc.	TN
SCA-Colorado Springs, LLC	DE
SCA-Davenport, LLC	DE
SCA-Dublin, LLC	DE
SCA-Encinitas, Inc.	DE
SCA-Eugene, Inc.	TN
SCA-Florence, LLC	DE
SCA-Fort Collins, Inc.	CO
SCA-Fort Walton, Inc.	TN
SCA-Franklin, LLC	DE
SCA-Frederick, LLC	DE
SCA-Gainesville, LLC	DE
SCA-Gladiolus, LLC	DE
SCA-Grove Place, LLC	DE
SCA-Hagerstown, LLC	DE
SCA-Hamden, LLC	DE
SCA-Hilton Head, LLC	SC
SCA-Honolulu, LLC	DE
SCA-Houston Executive, LLC	DE
SCAI Holdings, LLC	DE
SCA-Illinois, LLC	DE
SCA-Main Street, LLC	DE
SCA-Marina Del Ray LLC	FL
SCA-Mecklenburg Development Corp.	NC
SCA-Merritt, LLC	DE
SCA-Mobile, LLC	DE
SCA-Mokena Properties, LLC	DE
SCA-Mokena, LLC	DE
SCA-Mt. Pleasant, LLC	DE
SCA-Naperville, LLC	DE
SCA-ND VBP, Inc.	DE
SCA-New Jersey, LLC	DE

SCA-Newport Beach, LLC	CA
SCA-Northeast Georgia Health, LLC	TN
SCA-Paoli, LLC	DE
SCA-Phoenix, LLC	DE
SCA-River Valley, LLC	DE
SCA-Rockville, LLC	FL
SCA-San Diego, Inc.	DE
SCA-San Luis Obispo, LLC	DE
SCA-Sand Lake, LLC	FL
SCA-Santa Rosa, Inc.	NV
SCA-Shelby Development Corp.	TN
SCA-Somerset, LLC	DE
SCA-South Jersey, LLC	DE
SCA-Sovereign Santa Monica, LLC	DE
SCA-Sparta, LLC	DE
SCA-St. Louis, LLC	MO
SCA-Wilson, LLC	DE
SCA-Winchester, LLC	DE
SCA-Winter Park, Inc.	TN
SCP Specialty Infusion, LLC	DE
ScriptSwitch Limited	UK
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senior Care Partners, Inc.	IL
Serquinox Holdings LLC	DE
SharedClarity LLC	DE
SHC Atlanta, LLC	DE
SHC Austin, Inc.	TX
SHC Hawthorn, Inc.	IL
SHC Melbourne, Inc.	FL
Shelby Surgery Properties, Inc.	TN
Sierra Health and Life Insurance Company, Inc.	NV
Sierra Health Services, Inc.	NV	Sierra Military Health Services, LLC
Sierra Health-Care Options, Inc.	NV
Sierra Home Medical Products, Inc.	NV	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV
Somerset Outpatient Surgery, L.L.C.	NJ
Southwest Medical Associates, Inc.	NV	SMA Lifestyle Center Southwest Hospitalist Services Group
Southwest Michigan Health Network Inc.	MI
Southwest Surgery Center, LLC	IL
Southwest Surgical Center of Bakersfield, L.P.	CA
Space Coast Surgery Center, Ltd.	FL
Specialists in Urology Surgery Center, LLC	FL
Specialty Benefits, LLC	DE	EyeFit EyeFit Vision Center EyeFit Vision Centers
Specialty Surgical Center, LLC	NJ

Spectera of New York, IPA, Inc.	NY
Spectera, Inc.	MD	CARE Programs, a division of Spectera, Inc Health Benefit Sevices, Inc. Spectera United Optical
SPINETRACK 20/20 Inc.	CA
Spotlite, Inc.	DE
SRPS, LLC	DE
St. Cloud Surgical Center, LLC	DE
Stonegate Surgery Center, L.P.	TX
Streamlines Health, LLC	MN
SunSurgery, LLC	DE
Surgery Center Holding, LLC	DE
Surgery Center of Athens, LLC	GA
Surgery Center of Boca Raton, Inc.	FL
Surgery Center of Clarksville, L.P.	TN
Surgery Center of Colorado Springs, LLC	DE
Surgery Center of Des Moines, LLC	DE
Surgery Center of Easton, LLC	DE
Surgery Center of Louisville, LLC	DE
Surgery Center of Maui, LLC	DE
Surgery Center of Muskogee, LLC	DE
Surgery Center of Rockville, L.L.C.	MD
Surgery Center of Southern Pines, LLC	DE
Surgery Center of Summerlin, LLC	DE
Surgery Center of Vero Beach, Inc.	TN
Surgery Center of Wilson, LLC	NC
Surgery Centers of Des Moines, Ltd.	IA
Surgery Centers-West Holdings, LLC	DE
Surgical Care Affiliates Political Action Committee	AL
Surgical Care Affiliates, LLC	DE
Surgical Care Partners of Melbourne, LLC	DE
Surgical Center of South Jersey, Limited Partnership	NJ
Surgical Center of Tuscaloosa Holdings, LLC	AL
Surgical Health of Orlando, Inc.	FL
Surgical Health, LLC	DE
Surgical Holdings, Inc.	DE
Surgical Hospital Holdings of Oklahoma, LLC	DE
Surgical Hospital of Oklahoma, L.L.C.	OK
Surgicare of Belleville, LLC	DE
Surgicare of Jackson, LLC	DE
Surgicare of Joliet, Inc.	IL
Surgicare of La Veta, Inc.	CA
Surgicare of Minneapolis, LLC	DE
Surgicare of Minneapolis, Ltd.	MN
Surgicare of Mobile, LLC	DE
Surgicare of Oceanside, Inc.	CA

Surgicare of Owensboro, LLC	DE
Surgicare of Salem, LLC	DE
Surgicenters of Southern California, Inc.	CA
Symphonix Health Holdings, LLC	DE
Symphonix Health Insurance, Inc.	IL
TeamMD Holdings, Inc.	DE
TeamMD Iowa, Inc.	DE
TeamMD Physicians of Texas, Inc.	TX
TeamMD Physicians, P.C.	IA
The Advisory Board (Chile) SpA	Chile
The Advisory Board Company	DE
The Lewin Group, Inc.	NC	Lewin
The Surgery Center of Easton, L.P.	TN
Thomas Johnson Surgery Center, LLC	MD
Thousand Oaks Endoscopy Center, LLC	CA
Three Rivers Holdings, Inc.	DE
Three Rivers Surgical Care, L.P.	TN
Tmesys, LLC	FL
Topimagem Diagnóstico por Imagem Ltda.	Brazil
Travel Express Incorporated	MD
TriMed, LLC	UT
U.S. Behavioral Health Plan, California	CA	Life Strategies OptumHealth Behavioral Solutions of California
UHC Finance (Ireland) Unlimited Company	Ireland
UHC Global Health Services BC Ltd.	Canada
UHC International Services, Inc.	DE
UHC of California	CA	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHCFI LLC	DE
UHCG Holdings (Ireland) Limited	Ireland
UHCG Services (Ireland) Limited	Ireland
UHG Brasil Participações S.A.	Brazil
UHIC Holdings, Inc.	DE
UMR, Inc.	DE	Administrative Services Group Fiserv Health - Wausau Benefits UMR
Unimerica Insurance Company	WI	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY
Unison Administrative Services, LLC	PA
Unison Health Plan of Delaware, Inc.	DE	UnitedHealthcare Community Plan
United Behavioral Health	CA	Life Strategies Optum Idaho OptumHealth Behavioral Solutions Plan 21, Incorporated Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY

United Health Foundation	MN	United Health Hospice Foundation
United HealthCare Services, Inc.	MN
AmeriChoice
Center for Health Care Policy and Evaluation
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
Optum
UHC MANAGEMENT & ADMINISTRATORS
UHC Management Company
UHC Management Company, Inc.
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare MedicareStore

United Resource Networks IPA of New York, Inc.	NY
UnitedHealth Advisors, LLC	ME	UnitedHealthcare
UnitedHealth Group Incorporated	DE	UnitedHealth Group
UnitedHealth Group International GP	Cayman
UnitedHealth Group International L.P.	Cayman
UnitedHealth International, Inc.	DE
UnitedHealth Military & Veterans Services, LLC	DE
UnitedHealth UK Limited	UK
UnitedHealthcare Benefits of Texas, Inc.	TX	PacifiCare Secure Horizons
UnitedHealthcare Benefits Plan of California	CA
UnitedHealthcare Community Plan of California, Inc.	CA
UnitedHealthcare Community Plan of Georgia, Inc.	GA
UnitedHealthcare Community Plan of Ohio, Inc.	OH	Unison Unison ABD Plus Unison Advantage Unison Health Plan Unison Kids
UnitedHealthcare Community Plan of Texas, L.L.C.	TX	United Healthcare - Texas UnitedHealthcare Comminity Plan
UnitedHealthcare Community Plan, Inc.	MI
UnitedHealthcare Consulting & Assistance Service (Beijing) Co., Ltd.	China
UnitedHealthcare Europe S.á r.l.	Luxembourg
UnitedHealthcare Global Canada Limited	Canada	UnitedHealthcare Global
UnitedHealthcare Global Medical (UK) Limited	UK
UnitedHealthcare India Private Limited	India
UnitedHealthcare Insurance Company	CT	UnitedHealthcare Community Plan UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL
UnitedHealthcare Insurance Company of New York	NY
UnitedHealthcare Insurance Company of the River Valley	IL

UnitedHealthcare Integrated Services, Inc.	AZ	Evercare Select UnitedHealthcare Community Plan
UnitedHealthcare International Asia, LLC	DE
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International I S.á r.l.	Luxembourg
UnitedHealthcare International II B.V.	Netherlands
UnitedHealthcare International II S.á r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á r.l.	Luxembourg
UnitedHealthcare International IV B.V.	Netherlands
UnitedHealthcare International IV S.á r.l.	Luxembourg
UnitedHealthcare International IX S.à r.l.	Luxembourg
UnitedHealthcare International V S.á r.l.	Luxembourg
UnitedHealthcare International VI S.à r.l.	Luxembourg
UnitedHealthcare International VII S.à r.l.	Luxembourg
UnitedHealthcare International VIII S.à r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	WI	UnitedHealthOne
UnitedHealthcare of Alabama, Inc.	AL
UnitedHealthcare of Arizona, Inc.	AZ
UnitedHealthcare of Arkansas, Inc.	AR	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	AMERICHOICE EVERCARE AT HOME OPTUMHEALTH OVATIONS
UnitedHealthcare of Georgia, Inc.	GA	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL
UnitedHealthcare of Kentucky, Ltd.	KY	United HealthCare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	MS
UnitedHealthcare of New England, Inc.	RI
UnitedHealthcare of New Mexico, Inc.	NM
UnitedHealthcare of New York, Inc.	NY	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	NC
UnitedHealthcare of Ohio, Inc.	OH
UnitedHealthcare of Oklahoma, Inc.	OK	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	OR
UnitedHealthcare of Pennsylvania, Inc.	PA
UnitedHealthcare of Texas, Inc.	TX
UnitedHealthcare of the Mid-Atlantic, Inc.	MD
UnitedHealthcare of the Midlands, Inc.	NE
UnitedHealthcare of the Midwest, Inc.	MO
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	WA	PacifiCare Secure Horizons UnitedHealthcare UnitedHealthcare Community Plan

UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare of Wisconsin - Personal Care Plus
UnitedHealthcare Plan of the River Valley, Inc.	IL
UnitedHealthcare Risk Designated Activity Company	Ireland
UnitedHealthcare Service LLC	DE
UnitedHealthcare Services Company of the River Valley, Inc.	DE
UnitedHealthcare Specialty Benefits, LLC	ME	UnitedHealthcare Specialty Benefits WorkUp, LLC
UnitedHealthcare, Inc.	DE
UpFront Insurance Agency, LLC	MN
Upland Outpatient Surgical Center, L.P.	CA
Urgent Care Holdings, Inc.	DE
Urgent Care MSO, LLC	DE
Urology Associates of North Texas, P.L.L.C.	TX
USMD Administrative Services, L.L.C.	TX
USMD Affiliated Services	TX
USMD Holdings, Inc.	DE
USMD Inc.	TX
USMD PPM, LLC	TX
Valley Physicians Network, Inc.	CA
Virtual Therapeutics Corporation	DE
Wauwatosa Outpatient Surgery Center, LLC	DE
Wauwatosa Surgery Center, Limited Partnership	WI
Wayland Square Surgicare Acquisition, L.P.	RI
Wayland Square Surgicare GP, Inc.	RI
WellMed Medical Management of Florida, Inc.	FL
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester
WellMed at 9th Ave. North
WellMed at Bartow
WellMed at Downtown Clearwater
WellMed at Fort Pierce
WellMed at Haines City
WellMed at Lake Copeland
WellMed at Longwood
WellMed at Oak Commons
WellMed at Plant City - Family Practice Center
WellMed at Port St. Lucie West
WellMed at Saint Isabel
WellMed at SE Lakeland
WellMed at Sebastian
WellMed at South Parsons
WellMed at South Stuart
WellMed at Southwest Orlando
WellMed at Stonerock Lake
WellMed Medical Group

WellMed Medical Management, Inc.	TX	DataRaps, Inc. HealthRight / ITC Rosa Verde Silver Life Fitness
WellMed Networks - DFW, Inc.	TX	WNI-DFW
West Coast Endoscopy Holdings, LLC	DE
WESTMED Practice Partners LLC	DE
Winchester Endoscopy, LLC	IL
Winter Park, LLC	TN
XLHealth Corporation	MD
XLHealth Corporation India Private Limited	India
Your Health Options Insurance Services, Inc.	CA
Your Partner in Health Services, Inc.	IL